UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2005


                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                000-26561                 33-0203193
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices, Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 8, 2005, we entered into a separation agreement and release with Gary Campanaro, our Chief Financial Officer and Secretary and a member of our board of directors. Pursuant to the terms of the separation agreement and release, in the event that our proposed merger with and into Stantec
Consulting California Inc. is consummated, Mr. Campanaro's employment with us will terminate. Upon consummation of the merger and his termination, Mr. Campanaro will receive:

     - accrued and unpaid base salary and prorated auto allowance attributable to his services rendered through the date of the merger;

     -    accrued and unpaid vacation through the date of the merger;

     -    $1,750,000, as consideration for his separation from us;

     -    $150,000 as a bonus for the 2005 fiscal year;

     - $25,000 as reimbursement of Mr. Campanaro's legal fees in connection with the negotiation of the separation agreement and release; and

     -    a gross-up payment for excise taxes.

     In addition, Mr. Campanaro's unvested options to purchase our stock and shares of unvested restricted stock that are outstanding immediately prior to the merger shall become 100% vested upon the consummation of the merger.

     In return for the arrangements set forth above, Mr. Campanaro has agreed to a general release of all rights and claims which he may have against us or any of our affiliated entities or successors, or any of our current or former officers, directors, managers, employees, shareholders or representatives, including any of our obligations or claims arising under that certain change of control agreement between us and Mr. Campanaro dated as of March 22, 2001, or otherwise arising out of or relating to Mr. Camapanaro's employment or termination of employment with us.

     The foregoing description of the separation agreement and release is qualified in its entirety by reference to the complete terms and conditions of the separation agreement and release, which is attached to this Form 8-K as
Exhibit 10.1 and is incorporated by reference herein.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Pursuant to the terms of the separation agreement and release, the change of control agreement between Mr. Campanaro and us will terminate effective upon the consummation of the proposed merger with Stantec.

EXHIBIT NO.       DESCRIPTION

10.1 Separation Agreement and Release dated August 8, 2005 by and between Gary Campanaro and The Keith Companies, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  THE KEITH COMPANIES, INC.




August 12, 2005                   By:  /s/ Aram H. Keith
                                  ----------------------------------------------
                                  Name:  Aram H. Keith
                                  Title: Chief Executive Officer and Chairman
                                         of the Board of Directors

                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1 Separation Agreement and Release dated August 8, 2005 by and between Gary Campanaro and The Keith Companies, Inc.